UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
July 22, 2004

Janus Capital Group Inc.

(Exact name of registrant as specified in charter)

DELAWARE	001-15253	43-1804048

(State or other jurisdiction	(Commission file	(IRS Employer
of incorporation)	number)	Identification Number)

151 DETROIT STREET
DENVER, COLORADO 80206
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(303) 691-3905

Not Applicable
(Former name or former address if changed since last report)

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Press Release

Item 12. Results of Operations and Financial Condition

On July 22, 2004, Janus Capital Group Inc. (“Janus”) issued a press release reporting its financial results for the second quarter 2004. A copy of that press release is being furnished as Exhibit 99.1 to this Current Report.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Janus Capital Group Inc.

Date: July 22, 2004	By:	/s/ Loren M. Starr

Loren M. Starr
Senior Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Document
99.1	Press release reporting Janus’ financial results for the second quarter 2004.

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